(Multicurrency—Cross Border)

ISDA®
International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of August 3, 2007

MORGAN STANLEY CAPITAL SERVICES INC.	and
DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purposes of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a)	General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:—

(i) in the same currency; and

(ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party’s obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

(i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party (“X”) will:—

(1) promptly notify the other party (“Y”) of such requirement;

(2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

(3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:—

(A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

(B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

(ii) Liability. If: —

(1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

(2) X does not so deduct or withhold; and

(3) a liability resulting from such Tax is assessed directly against X,

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then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:—

(a) Basic Representations.

(i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

(iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

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4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:—

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

(i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

(ii) any other documents specified in the Schedule or any Confirmation; and

(iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located (“Stamp Tax Jurisdiction”) and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party’s execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an “Event of Default”) with respect to such party:—

(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

(ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

(iii) Credit Support Default.

(1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

(2) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

(iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

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(v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

(vi) Cross Default. If “Cross Default” is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

(vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: —

(1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

(viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: —

(1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

(2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:—

(i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): —

(1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

(2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

(ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

(iii) Tax Event Upon Merger. The party (the “Burdened Party”) on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

(iv) Credit Event Upon Merger. If “Credit Event Upon Merger” is specified in the Schedule as applying to the party, such party (“X”), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

(v) Additional Termination Event. If any “Additional Termination Event” is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the “Defaulting Party”) has occurred and is then continuing, the other party (the “Non-defaulting Party”) may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, “Automatic Early Termination” is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

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(i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

(ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

(iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

(iv) Right to Terminate. If: —

(1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

(2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

(i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

(ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

(i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

(ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

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(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties’ election in the Schedule of a payment measure, either “Market Quotation” or “Loss”, and a payment method, either the “First Method” or the “Second Method”. If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that “Market Quotation” or the “Second Method”, as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

(i) Events of Default. If the Early Termination Date results from an Event of Default: —

(1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

(2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party’s Loss in respect of this Agreement.

(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party’s Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

(ii) Termination Events. If the Early Termination Date results from a Termination Event: —

(1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

(2) Two Affected Parties. If there are two Affected Parties: —

(A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount (“X”) and the Settlement Amount of the party with the lower Settlement Amount (“Y”) and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

(B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss (“X”) and the Loss of the party with the lower Loss (“Y”).

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

(iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because “Automatic Early Termination” applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

(iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

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7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: —

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e). Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the “Contractual Currency”). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term “rate of exchange” includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For tbe purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

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(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

(i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

(ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:—

(i) if in writing and delivered in person or by courier, on the date it is delivered;

(ii) if sent by telex, on the date the recipient’s answerback is received;

(iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender’s facsimile machine);

(iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

(v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

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13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably:—

(i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

(ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party’s Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:—

“Additional Termination Event” has the meaning specified in Section 5(b).

“Affected Party” has the meaning specified in Section 5(b).

“Affected Transactions” means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

“Affiliate” means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, “control” of any entity or person means ownership of a majority of the voting power of the entity or person.

“Applicable Rate” means:—

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

“Burdened Party” has the meaning specified in Section 5(b).

“Change in Tax Law” means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

“consent” includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

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“Credit Event Upon Merger” has the meaning specified in Section 5(b).

“Credit Support Document” means any agreement or instrument that is specified as such in this Agreement.

“Credit Support Provider” has the meaning specified in the Schedule.

“Default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

“Defaulting Party” has the meaning specified in Section 6(a).

“Early Termination Date” means the date determined in accordance with Section 6(a) or 6(b)(iv).

“Event of Default” has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

“Illegality” has the meaning specified in Section 5(b).

“Indemnifiable Tax” means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

“law” includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Local Business Day” means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

“Loss” means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party’s legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

“Market Quotation” means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have 15 ISDAÒ 1992 been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

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“Non-default Rate” means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

“Non-defaulting Party” has the meaning specified in Section 6(a).

“Office” means a branch or office of a party, which may be such party’s head or home office.

“Potential Event of Default” means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Reference Market-makers” means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

“Relevant Jurisdiction” means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

“Scheduled Payment Date” means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

“Set-off” means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

“Settlement Amount” means, with respect to a party and any Early Termination Date, the sum of: —

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

“Specified Entity” has the meanings specified in the Schedule.

“Specified Indebtedness” means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

“Specified Transaction” means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

“Stamp Tax” means any stamp, registration, documentation or similar tax.

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“Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

“Tax Event” has the meaning specified in Section 5(b).

“Tax Event Upon Merger” has the meaning specified in Section 5(b).

“Terminated Transactions” means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if “Automatic Early Termination” applies, immediately before that Early Termination Date).

“Termination Currency” has the meaning specified in the Schedule.

“Termination Currency Equivalent” means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the “Other Currency”), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

“Termination Event” means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

“Termination Rate” means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

“Unpaid Amounts” owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

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value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

MORGAN STANLEY CAPITAL SERVICES INC.
DEUTSCHE BANK NATIONAL TRUST COMPANY, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3

By: /s/ Charmaine Fearon Name: Charmain Fearon Title: Authorized Signatory Date: August 3, 2007	By: /s/ Karlene Benvenuto Name: Karlene Benvenuto Title: Authorized Signer Date: August 3, 2007

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EXECUTION COPY

SCHEDULE
TO THE
1992 ISDA MASTER AGREEMENT
dated as of August 3, 2007
between

MORGAN STANLEY CAPITAL SERVICES INC.
a Delaware corporation
(“Party A”)

and

DEUTSCHE BANK NATIONAL TRUST COMPANY
a national banking association, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust (the “Trust”) with respect to Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3
(“Party B”)

Part 1.	Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), None Specified
Section 5(a)(vi), None Specified
Section 5(a)(vii), None Specified
Section 5(b)(iv), None Specified

and in relation to Party B for the purpose of:

Section 5(a)(v), None Specified
Section 5(a)(vi), None Specified
Section 5(a)(vii), None Specified
Section 5(b)(iv), None Specified

(b)	Events of Default. Notwithstanding anything in this Agreement to the contrary, the following Events of Default shall apply to the specified party:
		Party A	Party B
(i)	Section 5(a)(i), Failure to Pay or Deliver	Applicable	Applicable
(ii)	Section 5(a)(ii), Breach of Agreement	Applicable	Not Applicable
(iii)	Section 5(a)(iii), Credit Support Default	Applicable	Applicable
(iv)	Section 5(a)(iv), Misrepresentation	Applicable	Not Applicable
(v)	Section 5(a)(v), Default Under Specified Transaction	Not Applicable	Not Applicable
(vi)	Section 5(a)(vi), Cross Default	Applicable	Not Applicable
(vii)	Section 5(a)(vii), Bankruptcy	Applicable	Applicable
(viii)	Section 5(a)(viii), Merger Without Assumption	Applicable	Applicable

provided, however, that with respect to:

(i)
Section 5(a)(iii)(1) (Credit Support Default), as it applies to Party B only, shall be deleted in its entirety and replaced with the following: “Failure by Party B to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with Paragraph 3(b) of the Credit Support Annex if such failure is continuing after any applicable grace period has elapsed.”

(ii)
Section 5(a)(vi) (Cross Default), “Threshold Amount” means, with respect to Party A, 3% of its Credit Support Provider’s (or the applicable Relevant Entity’s) shareholder’s equity (as detailed in its Credit Support Provider’s or the Relevant Entity’s most recent financial statements).

(iii)
Section 5(a)(vii) (Bankruptcy), (i) clause (2) and (9) shall not be applicable to Party B; (ii) clause (4) shall not be applicable to Party B if the proceeding or petition is instituted or presented by Party A or any of its Affiliates and is in breach of Party A’s agreement set forth in Part 5(j) of this Schedule; (iii) the appointment of a trustee or other secured party by Party B or the Certificateholders for the purpose of holding all or a substantial portion of the assets of Party B for the benefit of the Certificateholders or Party A does not qualify as the appointment of a trustee, custodian or similar official under clause (6); (iv) a security interest granted by Party B to a trustee, collateral agent, custodian or other secured party, as applicable (the "Secured Party"), pursuant to an indenture, trust agreement, pooling and servicing agreement or other customary securitization transaction document (the "Security Agreement"), in property of Party B (the "Securitization Collateral") supporting a rated securitization transaction (the "Securitization"), and the rights of the Secured Party in and to the Securitization Collateral for the benefit of the investors in the Securitization and/or Party A, is not intended to constitute and shall not be treated as a secured party taking possession of the assets of Party B for purposes of clause (7); (v) the words “seeks or” shall be deleted from clause (6); and (vi) clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses of Section 5(a)(vii) that are not applicable to Party B as a result of the modifications set forth herein. Notwithstanding the foregoing, for the avoidance of doubt, the deletion of clause (9) is not intended to render clauses (1) through (8) inapplicable on the basis that Party B did not actively contest or oppose any of the acts referred to in such clauses or, in the case of clause (4), if a proceeding or petition referred to therein is instituted or presented against Party B, on the basis that Party B consented to or acquiesced in a judgment of bankruptcy or insolvency or the entry of an order for relief or the making of an order for its winding up or liquidation as a result of such proceeding or petition.

(c)	Termination Events. Notwithstanding anything in this Agreement to the contrary, the following Termination Events shall apply to the specified party:
		Party A	Party B
(i)	Section 5(b)(i), Illegality	Applicable	Applicable
(ii)	Section 5(b)(ii), Tax Event	Applicable	Applicable
(iii)	Section 5(b)(iii), Tax Event Upon Merger	Applicable	Applicable
(iv)	Section 5(b)(iv), Credit Event Upon Merger	Not Applicable	Not Applicable
(v)	Section 5(b)(v), Additional Termination Event	Applicable (as set forth in Part 1(h) below)	Applicable (as set forth in Part 1(h) below)

provided, however, that with respect to Section 5(b)(iii), Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

(d)	The “Automatic Early Termination” provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(e)
The “Transfer to Avoid Termination Event” provisions of 6(b)(ii) will apply, provided that the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party,” shall be deleted.

(f)	Payments on Early Termination.

(i)	For the purpose of Section 6(e), “Market Quotation” and “Second Method” will apply.

(ii)
Where an Early Termination Date is designated as a result of an Event of Default with respect to which Party A is the Defaulting Party or a Termination Event under Section 5(b)(iii), Section 5(b)(iv) or Section 5(b)(v) with respect to which Party A is the sole Affected Party, paragraphs (1) through (8) below shall apply:

(1)	The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“‘Market Quotation’ means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by an Eligible Replacement, (2) for an amount, if any, that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and an Eligible Replacement to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions). Party A and Party B will request each Eligible Replacement to provide a Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones). If no Firm Offers are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

(2)	The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

“Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B in accordance with clauses (a) and (b) below; provided, however, if Party B fails to make such determination promptly, Party A shall have the right to make such determination) equal to:

(a) the Termination Currency Equivalent of the amount (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined. If more than one Market Quotation is capable of becoming legally binding upon acceptance, Party B shall accept the Market Quotation that constitutes (1) the highest Market Quotation in the case of a payment by an Eligible Replacement to Party B or (2) the lowest Market Quotation in the case of a payment by Party B to an Eligible Replacement; provided, however, if Party B fails to make such determination promptly, Party A shall have the right to make such determination. If only one Market Quotation is provided, Party B shall accept the single Market Quotation. Party B shall be obligated to accept the Market Quotation immediately upon determination so as to become legally binding; or

(b) Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined.

(3)
For the purpose of paragraph (4) of the definition of Market Quotation, Party B shall make reasonable efforts to determine, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions); provided, however, if Party B fails to make such determination promptly, Party A shall have the right to make such determination.

(4)
Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation on or before the later of (a) the Early Termination Date or (b) 10 Business Days following the designation of the Early Termination Date (the “Latest Settlement Amount Determination Day”).

(5)
Party B will be deemed to have discharged its obligations under (4) above if it requests Party A to obtain Market Quotations, where such request is made in writing within two Business Days after the day on which the Early Termination Date is designated.

(6)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(7)	Party A shall have the right to obtain Market Quotations, without prior request by Party B, before the Latest Settlement Amount Determination Day.

(8)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) due to a failure by Party A to make, when due, any payment under this Agreement, shall not be netted against any amount payable by Party B under (1).”

(g)	“Termination Currency” means U.S. Dollars.

(h)	Additional Termination Event.

(A)	The following Additional Termination Event will apply to Party A, with Party A as the sole Affected Party and all Transaction as Affected Transactions.

(i)	Party A fails to comply with the Rating Agency Downgrade provisions as set forth in Part 5(f) below; or

(ii)	A Firm Offer is accepted by Party B pursuant to Part 5(f)(ii)(2)(B) following a Moody’s Second Tier Downgrade Event.

(B)	The following Additional Termination Events will apply to Party B, with Party B as the sole Affected Party and all Transaction as Affected Transactions.

(i)
Upon any amendment, supplement, modification or waiver of any provision of the PSA (as defined below) without the consent of Party A that materially and adversely affects the rights or interests of Party A.

(ii)	The Servicer exercises its option to purchase the Mortgage Loans pursuant to Section 9.1 of the PSA.

(iii)
Upon the irrevocable direction to dissolve or otherwise terminate the Trust following which all assets of the Trust will be liquidated and the proceeds of such liquidation distributed to the Certificateholders.

Part 2.	Tax Representations.

Party A and Party B Payer Tax Representations.

(i) For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(ii) For the purposes of Section 3(f), Party A makes the following representation:

Party A is a U.S. corporation organized under the laws of Delaware.

Part 3.	Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A	A correct, complete and duly executed IRS Form W-9.
(i) Upon entering into this Agreement, (ii) promptly upon reasonable demand by Party B, and (iii) promptly upon learning that any such Form previously provided by Party A has become obsolete or incorrect. In each case

Party B
(i) A correct, complete and duly executed IRS Form W-9 (if the beneficial interest in Party B is held by a single owner for federal income tax purposes, in the name of the sole owner and if the beneficial interest in Party B is held by more than a single owner for federal income tax purposes, in the name of the Trust) (or any successor thereto) that eliminates U.S. federal withholding and backup withholding tax on payments under this Agreement, (ii) if requested by Party A, a correct, complete and duly executed Form W-8IMY, and (iii) a complete and executed IRS Form W-9, W-8BEN, W-8ECI, or W-8IMY (with attachments) (as appropriate) from each Certificateholder that is not an “exempt recipient” as that term is defined in Treasury regulations section 1.6049-4(c)(ii), that eliminates U.S. federal withholding and backup withholding tax on payments under this Agreement.

(a) upon entering into this Agreement; (b) in the case of a W-8ECI, W-8IMY, and W-8BEN that does not include a U.S. taxpayer identification number in line 6, before December 31 of each third succeeding calendar year, (c) promptly upon reasonable demand by Party A, (d) promptly upon the ownership of beneficial interest in the Trust changing between being held by a single owner to being held by more than a single owner or from being held by more than a single owner to being held by a single owner for federal tax purposes, and (e) promptly upon actual knowledge that any such Form previously provided by Party B has become obsolete or incorrect.

(b)	Other documents to be delivered are:-

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B
Either (1) a signature booklet containing secretary’s certificate and resolutions (“authorizing resolutions”) authorizing the party to enter into derivatives transactions of the type contemplated by the parties or (2) a secretary’s certificate, authorizing resolutions and incumbency certificate, in either case, for such party and any Credit Support Provider of such party reasonably satisfactory in form and substance to the other party.
		The earlier of the fifth Business Day after the Trade Date of the first Transaction or upon execution of this Agreement and as deemed necessary for any further documentation.	Yes

Party B
An executed copy of the Pooling and Servicing Agreement (“PSA”), dated as of July [1], 2007, among Saxon Asset Securities Company, as Depositor, Deutsche Bank National Trust Company, as Trustee, and Saxon Mortgage Services, Inc., as Servicer.
		Upon execution of this Agreement.	Yes

Party A and Party B	A duly executed copy of the Credit Support Document specified in Part 4 of this Schedule.	As soon as practicable after the execution of this Agreement.	No

Party A and Party B	An opinion of counsel reasonably satisfactory in form and substance to the other party.	As soon as practicable after the execution of this Agreement.	No

Part 4.	Miscellaneous

(a)	Addresses for Notices. For the purpose of Section 12(a):-

(i)	Address for notices or communications to Party A:-

MORGAN STANLEY CAPITAL SERVICES INC.

Transaction Management Group
1585 Broadway
New York, New York 10036-8293
Attention:         CHIEF LEGAL OFFICER
Fax No:              001 212 507 4622

(ii)	Address for notices or communications to Party B:

DEUTSCHE BANK NATIONAL TRUST COMPANY
1761 East St. Andrew Place
Santa Ana, California 92705-4934
Attention:           Trust Administration - SX0703
Facsimile No.:     714 656 2626
Telephone No.:  714 247 6000

(b)
Notices. Section 12(a) is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words, “; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent.”

(c)	Process Agent. For the purpose of Section 13(c):

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent: Not Applicable.

(d)	Offices. The provisions of Section 10(a) will not apply to Party A and to Party B.

(e)	Multibranch Party. For the purpose of Section 10(c):

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(f)	“Calculation Agent” means Party A.

(g)
“Credit Support Document” means (a) with respect to Party A, (1) the Credit Support Annex between Party A and Party B dated as of the date hereof (the “Credit Support Annex”) and (2) the guarantee of Morgan Stanley and (b) with respect to Party B, the Credit Support Annex.

(h)	Credit Support Provider means in relation to Party A: Morgan Stanley, a Delaware corporation.

Credit Support Provider means in relation to Party B: None

(i)
Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402. Section 13(b) is amended by: (1) deleting “non-” from the second line of clause (i); and (2) deleting the final paragraph.

(j)
Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(k)	Netting of Payments. Clause (ii) of Section 2(c) will apply to any amounts payable with respect to Transactions from the date of this Agreement.

(l)
“Affiliate”. Party A and Party B shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii). For the avoidance of doubt, with respect to Party A, such definition shall be understood to exclude Morgan Stanley Derivative Products Inc.

(m)	Additional Definitions. All capitalized terms used but not otherwise defined in this Agreement shall have the meanings given thereto in the PSA.

Part 5.	Other Provisions

(a)	Additional Representations.

(i)	The introductory clause of Section 3 of this Agreement is hereby amended to read in its entirety as follows:

“Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f) and Section 3(g)(4), at all times until the termination of this Agreement) that:—”

(ii)	Section 3 of this Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding a Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, the Trustee is acting on behalf of the Trust. Party A has made its own independent decisions to enter into each Transaction under the Agreement and as to whether such Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, it has entered into each Transaction under the Agreement as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of each such Transaction.

(ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(3) Purpose. It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an “eligible contract participant” as defined in Section 1a(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) ERISA Representation.

(i) Party A represents and warrants at all times hereunder that it is not a pension plan or employee benefit plan and that it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with any Transaction under this Agreement, and

(ii) Party B represents and warrants at all times hereunder that (x) it is not a pension plan or employee benefit plan, and (y) (1) that it is not acting on behalf of any such plan or using assets of any such plan or assets deemed to be assets of any such plan in connection with any Transaction under this Agreement or (2) any pension plan or employee benefits plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any person who is acting on behalf of such a plan or using assets of such plan or assets deemed to be “plan assets” of such plan pursuant to U.S. Department of Labor regulation section 2510.3-101, who purchases a certificate issued by the Trust while the Trust is in existence (i) shall represent or shall be deemed to represent that the purchase and holding of such certificate is in reliance on at least one of the Prohibited Transaction Class Exemptions of 84-14, 90-1, 91-38, 95-60 or 96-23 or (ii) shall provide an opinion of counsel which states that such purchase and holding is permissible under applicable law and will not result in a prohibited transaction under ERISA or Section 4975 of the Code.”

(b)
Set-off. Subject to Section 2(c), Paragraphs 8(a) and 8(b) of the Credit Support Annex and Part 1(f)(ii)(8) hereof, notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold, suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) is hereby amended by the deletion of the following sentence at the end of the first paragraph thereof: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(c)	Confirmations. Party A will deliver to Party B a Confirmation relating to each Transaction.

(d)
Form of Agreement. The parties hereby agree that the text of the body of this Agreement is intended to be the printed form of 1992 ISDA Master Agreement (Multicurrency—Cross Border) as published and copyrighted by the International Swaps and Derivatives Association, Inc.

(e)	Transfer, Termination, Amendment and Assignment.

(i)	This Agreement may not be amended unless prior written notice is given to Moody’s and Rating Agency Confirmation from S&P and Fitch is obtained.

(ii)
Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated by Party B (other than an Early Termination Date designated under Part 5(f)(ii)(3)) unless Moody’s has been given prior written notice of such designation.

(iii)
Party B may, with the prior written consent of Party A and subject prior written notice to Moody’s and Rating Agency Confirmation from S&P and Fitch, assign, novate or transfer its rights and obligations under the Agreement to a third party. Notwithstanding Section 7 of this Agreement, Party A may, at its own discretion and at its own expense, subject to giving reasonable notice of transfer to Moody’s and subject to Rating Agency Confirmation with respect to S&P and Fitch, assign, novate or transfer its rights and obligations under this Agreement (including any Transactions hereunder) to any third party including, without limitation, another of Party A’s offices, branches or affiliates (the “Transferee”), provided that:

(1) such third party agrees to be bound by, inter alia, the payment, transfer and collateral terms of this Agreement (including any Transactions hereunder) and substantially all other terms as the party which it replaces;

(2) such third party is an Eligible Replacement;

(3) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

(4) if the Transferee is domiciled in a different jurisdiction from both Party A and Party B, the rating of the Certificates assigned by S&P are not adversely affected;

(5) as of the date of the transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of tax under this Agreement; and

(6) as of the date of such transfer, neither the Transferee nor Party B will be required to withhold or deduct any increased amount on account of any Taxes under this Agreement as a result of such transfer, unless, as of the date of such transfer, (x) Party B is entitled to additional amounts under Section 2(d)(i)(4) on account of any such Taxes required to be deducted or withheld by the Transferee and (y) Party B is not required to pay Transferee additional amounts under Section 2(d)(i)(4) on account of any such Taxes required to be deducted or withheld by Party B.

Following such transfer, all references herein to Party A shall be deemed to be  references to the Transferee.

(f)	Rating Agency Downgrade.

(i)
Moody’s First Tier Downgrade. In the event the Relevant Entity is downgraded below the Moody’s First Tier Required Swap Counterparty Ratings (a “Moody’s First Tier Downgrade Event”) then, within 30 Business Days after the occurrence of such Moody’s First Tier Downgrade Event, Party A shall, at its option and at its own expense, either:

(A)
cause an Eligible Replacement to replace Party A as party to this Agreement; provided that if such Eligible Replacement or its Credit Support Provider, as applicable, is rated below the Moody’s First Tier Required Swap Counterparty Rating, such Eligible Replacement shall immediately Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex;

(B)	obtain an Eligible Guarantee in respect of Party A’s obligations under this Agreement that is provided by an entity with the Moody’s First Tier Required Swap Counterparty Rating; or

(C)	Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex.

(ii)
Moody’s Second Tier Downgrade. (1) In the event that no Relevant Entity has the Moody’s Second Tier Required Swap Counterparty Rating (a “Moody’s Second Tier Downgrade Event”) then, Party A shall, at its option and at its own expense, use commercially reasonable efforts to as soon as reasonably practicable either:

(A)	cause an Eligible Replacement to replace Party A as party to this Agreement; or

(B)	obtain an Eligible Guarantee in respect of Party A’s obligations under this Agreement that is provided by an entity with the Moody’s Second Tier Required Swap Counterparty Rating.

(2) If no Eligible Replacement or Eligible Guarantee has been effected in accordance with Part 5(f)(ii)(1)(A) or (B) above within 30 Business Days of such Moody’s Second Tier Downgrade Event then:

(A)
Party A shall Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex until such replacement or Eligible Guarantee takes effect or, if sooner, no Moody’s Second Tier Downgrade Event is occurring; and

(B)
without prejudice to Party A’s right to continue to seek an Eligible Replacement or an Eligible Guarantee pursuant to Part 5(f)(ii)(1)(A) and (B), Party B shall also have the right (but not the obligation) on any Business Day thereafter to obtain Firm Offers (such day a “Firm Offer Solicitation Date”) by giving Party A written notice of its intention to seek Firm Offers no later than 12:00 p.m., New York time, on the Business Day prior to the Firm Offer Solicitation Date. Such notice shall indicate the day and time as of which each Eligible Replacement will be requested to provide its Firm Offer; provided that Eligible Replacements shall not provide Firm Offers prior to 12:00 p.m. New York time, on the Firm Offer Solicitation Date. Party B shall undertake to use reasonable efforts to seek at least 5 Firm Offers and Party B shall request each entity providing a Firm Offer to do so to the extent reasonably practicable as of the same day and time (without regard to different time zones). If more than one Firm Offer remains capable of becoming legally binding upon acceptance, Party B shall accept the Firm Offer that constitutes (1) the highest Firm Offer in the case of a payment by an Eligible Replacement to Party B or (2) the lowest Firm Offer in the case of a payment by Party B to an Eligible Replacement; provided, however, if Party B fails to make such determination promptly, Party A shall have the right to make such determination. If only one Firm Offer is provided, Party B shall accept the single Firm Offer. Party B shall be obligated to accept the Firm Offer upon determination; provided however, prior to accepting such Firm Offer, Party B shall (1) on a day that is a Business Day, provide Party A with at least 24 hours prior written notice of its intent to accept such Firm Offer (which acceptance, in all cases, shall be on a Business Day) and (2) confirm that Party A has not identified an Eligible Replacement. If at anytime prior to Party B’s acceptance of a Firm Offer, Party A has identified an Eligible Replacement then, in its sole discretion, Party A may transfer its rights and obligations under this Agreement to such Eligible Replacement and an Early Termination Date will not occur. If a Firm Offer is accepted by Party B, then, notwithstanding Section 6 of the ISDA Master Agreement, an Early Termination Date in respect of all outstanding Transactions will occur immediately upon such acceptance by Party B and the Settlement Amount will equal the Firm Offer so accepted by Party B.

(3) Notwithstanding Part 5(f)(ii)(1) and (2) above, an Additional Termination Event under this Part 5(f)(ii) shall only occur with Party A as the sole Affected Party if:

(A)	a Moody’s Second Tier Downgrade Event has occurred and has been continuing for 30 or more Business Days; and

(B)	at least one Eligible Replacement has made a Firm Offer in accordance with Part 5(f)(ii)(2)(B) above which remains capable of becoming legally binding upon acceptance by the offeree.

(iii)
S&P First Tier Downgrade. (1) In the event the Relevant Entity that is a Financial Institution is downgraded below the S&P First Tier Required Swap Counterparty Rating (an “S&P First Tier Downgrade Event”) then Party A shall, at its option and at its own expense, either:

(A)
subject to Rating Agency Confirmation, within 60 calendar days after the occurrence of such S&P First Tier Downgrade Event, cause an Eligible Replacement to replace Party A as party to this Agreement; provided that if such Eligible Replacement or its Credit Support Provider, as applicable, is a Financial Institution and is rated below the S&P First Tier Required Swap Counterparty Rating, such Eligible Replacement shall immediately Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex;

(B)
subject to Rating Agency Confirmation, within 60 calendar days after the occurrence of such S&P First Tier Downgrade Event, obtain an Eligible Guarantee in respect of Party A’s obligations under this Agreement that is provided by an entity with the S&P First Tier Required Swap Counterparty Rating;

(C)	within 10 Business Days after the occurrence of such S&P First Tier Downgrade Event, transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex; or

(D)	subject to Rating Agency Confirmation, take other steps, if any, to enable Party B to remedy a downgrade by S&P below the S&P First Tier Required Swap Counterparty Rating.

(2) Pending compliance with Part 5(f)(iii)(1), Party A shall Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex within 10 Business Days after an S&P First Tier Downgrade Event.

For the avoidance of doubt, this Part 5(f)(iii) shall only be applicable to Financial Institutions

(iv)
S&P Second Tier Downgrade. (1) In the event that no Relevant Entity has the S&P Second Tier Required Swap Counterparty Rating (an “S&P Second Tier Downgrade Event”) then, Party A shall, at its option and at its own expense, use commercially reasonable efforts to either:

(A)
subject to Rating Agency Confirmation, within 60 calendar days after such S&P Second Tier Downgrade Event, cause an Eligible Replacement to replace Party A as party to this Agreement; provided that if such Eligible Replacement or its Credit Support Provider, as applicable, is a Financial Institution and is rated below the S&P First Tier Required Swap Counterparty Rating, such Eligible Replacement shall immediately Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex; or

(B)
subject to Rating Agency Confirmation, within 60 calendar days after such S&P Second Tier Downgrade Event, obtain an Eligible Guarantee in respect of Party A’s obligations under this Agreement that is provided by an entity with the S&P First Tier Required Swap Counterparty Rating or the S&P Second Tier Required Swap Counterparty Rating; provided that if such Eligible Guarantor is a Financial Institution and is rated below the S&P First Tier Required Swap Counterparty Rating, Party A shall immediately Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex;

(2) Pending compliance with Part 5(f)(iv)(1)(A) or (B) Party A shall Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex within 10 Business Days after an S&P Second Tier Downgrade Event.

(v)
Fitch First Tier Downgrade. In the event no Relevant Entity has the Fitch First Tier Required Swap Counterparty Rating (a “Fitch First Tier Downgrade Event”) and such event is continuing then, within 30 Business Days after the occurrence of such Fitch First Tier Downgrade Event, Party A shall, at its option and at its own expense, either:

(A)	cause an Eligible Replacement to replace Party A as party to this Agreement;

(B)	obtain an Eligible Guarantee in respect of Party A’s obligations under this Agreement that is provided by an entity with the Fitch First Tier Required Swap Counterparty Rating.

(C)	Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex; or

(D)	take other steps, if any, to enable Party B to remedy a downgrade by Fitch below the Fitch First Tier Required Swap Counterparty Rating.

(vi)	Fitch Second Tier Downgrade.

(1)
In the event that the Relevant Entity is downgraded below the Fitch Second Tier Required Swap Counterparty Rating (a “Fitch Second Tier Downgrade Event”) and such event is continuing then Party A shall, at its option and at its own expense, use commercially reasonable efforts to as soon as reasonably practicable either:

(A)	cause an Eligible Replacement to replace Party A as party to this Agreement; or

(B)	obtain an Eligible Guarantee in respect of Party A’s obligations under this Agreement that is provided by an entity with the Fitch Second Tier Required Swap Counterparty Rating.

(2)
If no Eligible Replacement or Eligible Guarantee has been effected in accordance with Part 5(f)(vi)(1)(A) or (B) within 30 Business Days of such Fitch Second Tier Downgrade Event, Party A shall Transfer Eligible Credit Support to Party B pursuant to the Credit Support Annex until such replacement or Eligible Guarantee takes effect or, if sooner, no Fitch Second Tier Downgrade Event is occurring

(vii)
Failure to act in accordance with this Part 5(f), including any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex, shall constitute an Additional Termination Event with Party A as the sole Affected Party; provided that, failure by Party A to Transfer Eligible Credit Support to Party B in accordance with Part 5(f)(ii)(2) above shall constitute an Event of Default under Section 5(a)(iii)(“Credit Support Default”) if such failure is not remedied on or before the third Business Day after notice of such failure is given to Party A.

(viii)
For purposes of this Part 5(f), but subject to Part 5(f)(ii)(3), Party A shall be responsible for (1) posting collateral in accordance with such Credit Support Annex at its own cost; and (2) any cost incurred by it in complying with its obligations.

(g)	Rating Agency Downgrade Definitions.

(i)	For purposes of this Agreement,

“Eligible Guarantee” means an unconditional and irrevocable guarantee, letter of credit or other arrangement that is provided by a party as principal obligor rather than surety and is directly enforceable by Party B.

“Eligible Replacement” means an entity (1) with the Moody’s First Tier Required Swap Counterparty Ratings and/or the Moody’s Second Tier Required Swap Counterparty Ratings or whose present and future obligations owing to Party B are supported pursuant to an Eligible Guarantee provided by a party with the Moody’s First Tier Required Swap Counterparty Ratings and/or the Moody’s Second Tier Required Swap Counterparty Ratings, (2) with the S&P First Tier Required Swap Counterparty Ratings and/or the S&P Second Tier Required Swap Counterparty Ratings or whose present and future obligations owing to Party B are supported pursuant to an Eligible Guarantee provided by a party with the S&P First Tier Required Swap Counterparty Ratings and/or the S&P Second Tier Required Swap Counterparty Ratings and (3) with the Fitch First Tier Required Swap Counterparty Ratings and/or the Fitch Second Tier Required Swap Counterparty Ratings or whose present and future obligations owing to Party B are supported pursuant to an Eligible Guarantee provided by a party with the Fitch First Tier Required Swap Counterparty Ratings and/or the Fitch Second Tier Required Swap Counterparty Ratings; provided that no entity shall be an Eligible Replacement unless (A) a legal opinion confirms that none of such Eligible Replacement’s payments to Party B under this Agreement will be subject to deduction or withholding for or on account of any Tax or (B) notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by such Eligible Replacement shall be Indemnifiable Taxes unless such Taxes (x) are assessed directly against Party B and not by deduction or withholding by such Eligible Replacement or (y) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14).

“Financial Institution” means (i) Party A or any of its affiliates, with their respective obligations guaranteed by Morgan Stanley or (ii) a bank, broker/dealer, insurance company, structured product investment vehicle, or derivative product company or a subsidiary of any such entity.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

Fitch” means Fitch Ratings Limited and any successor to its rating business.

“Fitch First Tier Required Swap Counterparty Rating” means a short-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the “Short-Term Rating”) of at least “F-1” by Fitch and a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the “Long-Term Rating”) of at least “A” by Fitch.

“Fitch Second Tier Required Swap Counterparty Rating” means a Short-Term Rating of at least “F-3” by Fitch and a Long-Term Rating of at least “BBB-” by Fitch.

“Moody’s” means Moody’s Investor Services, Inc. and any successor to its rating business.

“Moody’s First Tier Required Swap Counterparty Rating” means (i) if such counterparty or entity has only Long-Term Rating by Moody’s, a Long-Term Rating of at least “A1” by Moody’s or (ii) if such counterparty or entity has both a Long-Term Rating and a Short-Term Rating by Moody’s, a Long-Term Rating of at least “A2” by Moody’s and a Short-Term Rating of at least “P-1” by Moody’s.

“Moody’s Second Tier Required Swap Counterparty Rating” means (i) if such counterparty or entity has only a Long-Term Rating by Moody’s, a Long-Term Rating of at least “A3” by Moody’s or (ii) if such counterparty or entity has both a Long-Term Rating and a Short-Term Rating by Moody’s, a Long-Term Rating of at least “A3” by Moody’s and a Short-Term Rating of at least “P-2” by Moody’s.

“Rating Agencies” means Moody’s, S&P and Fitch.

“Rating Agency Confirmation” means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act must consult with S&P and Fitch and receive from S&P and Fitch a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then current rating of the Certificates; provided that S&P and Fitch are then providing a rating of the Certificates.

“Relevant Entity” means Party A, Party A’s Credit Support Provider and any principal obligor under an Eligible Guarantee in respect of Party A’s obligations under this Agreement.

“S&P” means Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and any successor to its rating business.

“S&P First Tier Required Swap Counterparty Rating” means, if such counterparty or entity is a Financial Institution, (i) a Short-Term Rating of at least “A-1” by S&P or (ii) if such counterparty or entity does not have a Short-Term Rating by S&P, a Long-Term Rating of at least “A+” by S&P. For the avoidance of doubt, the S&P First Tier Required Swap Counterparty Rating shall not be applicable to entities other than Financial Institutions.

“S&P Second Tier Required Swap Counterparty Rating” means (A) if such counterparty or entity is a Financial Institution, (i) a Short-Term Rating of at least “A-2” by S&P or (ii) if such counterparty or entity does not have a Short-Term Rating from S&P, a Long-Term Rating of at least “BBB+” by S&P or (B) if such counterparty or entity is not a Financial Institution, (i) a Short-Term Rating of at least “A-1” by S&P or (ii) if such counterparty or entity does not have a Short-Term Rating from S&P, a Long-Term Rating of at least “A+” by S&P.

(h)
Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that nothing in this provision shall adversely affect the rights of each party under this Agreement; and provided further that this severability provision shall not be applicable if any provision of Section 1, 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or connection with any such Section) shall be so held to be invalid or unenforceable. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i)
Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading and marketing personnel of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(j)
Proceedings. Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust or Deutsche Bank National Trust Company, not individually, but solely as Trustee, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates; provided, however, that this shall not restrict or prohibit Party A from joining in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other analogous proceedings under applicable laws. This part 5(j) will survive termination of this Agreement.

(k)
Regulation AB. Upon request by the Depositor, Party A may, at its option, but is not required to, (A) (a) provide the financial information required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any guarantor of Party A if providing the financial data of a guarantor is permitted under Regulation AB) and any affiliated entities providing derivative instruments to Party B (the “Company Financial Information”), in a form appropriate for use in the Exchange Act Reports and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial information, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and, if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B or (B) assign this Agreement at its own cost to another entity that has agreed to take the actions described in clause (A) of this sentence with respect to itself (and which has the Required Swap Counterparty Rating and the assignment to which would satisfy the Rating Agency Condition). For the avoidance of doubt, Party A is not required to take any action pursuant to this paragraph and the failure of Party A to take any such action will not constitute an Event of Default under this Agreement.

As used in this Agreement the following words shall have the following meanings:

“Commission” shall mean the Securities and Exchange Commission.

“Depositor” shall mean Saxon Asset Securities Trust 2007-3.

“EDGAR” shall mean the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

“Exchange Act Reports” shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

“Regulation AB” shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

(l)
Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by Deutsche Bank National Trust Company (i) this Agreement is executed and delivered by Deutsche Bank National Trust Company not in its individual capacity but solely as Trustee under the PSA in the exercise of the powers and authority conferred and vested in it as trustee thereunder, (ii) Deutsche Bank National Trust Company has been directed pursuant to the PSA to enter this Agreement and perform its obligations hereunder on behalf of the Trust, (iii) each of the representations, undertakings and agreements herein made on behalf of Party B is made and intended not as personal representations of Deutsche Bank National Trust Company but is made and intended for the purpose of binding only the Trust, (iv) except as expressly required by the terms of the PSA, nothing herein contained shall be construed as creating any liability on Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein (including, for the avoidance of doubt, any liability, individually or personally, for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts held in the account held by the Trust created pursuant to the PSA or any inability to provide any correct withholding certificate from a Certificateholder provided to the Trustee), all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties, and (v) under no circumstances shall Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust. The Trustee acknowledges that Section 11.13 of the PSA provides that Party A is a third party beneficiary of the PSA, including without limitation, for purposes of the standard of care under the PSA and the performance of obligations required to be performed by the Trustee under the PSA.

(m)
Limited Recourse; Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the PSA and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. This provision will survive the termination of this Agreement.

(n)	“Indemnifiable Tax” Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by Party A, no Tax shall be an Indemnifiable Tax.

(o)
If Party A consolidates or amalgamates with, merges with or into, or transfers all or substantially all its assets to, another entity, where such action does not constitute an event described in Section 5(a)(viii), Party A shall either (A) provide a legal opinion that none of Party A's payments to Party B under this Agreement will be subject to deduction or withholding for or on account of any Tax or (B) notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless such Taxes (x) are assessed directly against Party B and not by deduction or withholding by such Eligible Replacement or (y) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14).

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof:

MORGAN STANLEY CAPITAL SERVICES INC.
DEUTSCHE BANK NATIONAL TRUST COMPANY, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3

By: /s/ Charmaine Fearon Name: Charmaine Fearon Title: Authorized Signatory Date: August 3, 2007	By: /s/ Karlene Benvenuto Name: Karlene Benvenuto Title: Authorized Signer Date: August 3, 2007

EXHIBIT A

Credit Support Annex

Exh A-1

EXECUTION

(Bilateral Form)	(ISDA Agreements Subject to New York Law Only)

ISDA®

International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX

to the Schedule to the Master Agreement

dated as of August 3, 2007

between

MORGAN STANLEY CAPITAL SERVICES, INC.	and
DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust (the “Trust”) with respect to Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3

(“Party A”)		(“Party B”)

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the “Secured Party” will be to either party when acting in that capacity and all corresponding references to the “Pledgor” will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor’s Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the amount by which:

(i) the Credit Support Amount

exceeds

(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party’s Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the “Return Amount” applicable to the Secured Party for any Valuation Date will equal the amount by which:

(i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

(ii) the Credit Support Amount.

“Credit Support Amount” means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party’s Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor’s Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and Substitutions

(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

(i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

(ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

Substitutions.

(i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the “Substitute Credit Support”); and

(ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the “Substitution Date”); provided, however, that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5. Dispute Resolution

If a party (a “Disputing Party”) disputes (I) the Valuation Agent’s calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

(i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

(A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

(B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent’s original calculations will be used for that Transaction (or Swap Transaction); and

(C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

(ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6. Holding and Using Posted Collateral

(a) Care of Posted Collateral. Without limiting the Secured Party’s rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) Eligibility to Hold Posted Collateral; Custodians.

(i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a “Custodian”) to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor’s obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

(ii) Failure to Satisfy Conditions. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

(iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

(i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

(ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) Distributions and Interest Amount.

(i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

(ii) Interest Amount. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7. Events of Default

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

(i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

(ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

(iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party’s Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

(i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

(ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

(iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor’s Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

(i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

(ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

(iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

(iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

(A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

(B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9. Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

(i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

(ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2,

(iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

(iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

Paragraph 10. Expenses

(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party’s rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11. Miscellaneous

(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party’s rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 12. Definitions

As used in this Annex:

“Cash” means the lawful currency of the United States of America. “Credit Support Amount” has the meaning specified in Paragraph 3. “Custodian” has the meaning specified in Paragraphs 6(b)(i) and 13. “Delivery Amount” has the meaning specified in Paragraph 3(a). “Disputing Party” has the meaning specified in Paragraph 5.

“Distributions” means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

“Eligible Collateral” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Eligible Credit Support” means Eligible Collateral and Other Eligible Support.

“Exposure” means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided, however, that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of “Market Quotation”).

“Independent Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Interest Amount” means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x) the amount of that Cash on that day; multiplied by

(y) the Interest Rate in effect for that day; divided by

(z) 360.

“Interest Period” means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

“Interest Rate” means the rate specified in Paragraph 13.

“Local Business Day” unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

“Minimum Transfer Amount” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Notification Time” has the meaning specified in Paragraph 13.

“Obligations” means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

“Other Eligible Support” means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

“Other Posted Support” means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

“Pledgor” means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

“Posted Collateral” means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

“Posted Credit Support” means Posted Collateral and Other Posted Support.

“Recalculation Date” means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the “Recalculation Date” means the most recent Valuation Date under Paragraph 3.

“Resolution Time” has the meaning specified in Paragraph 13.

“Return Amount” has the meaning specified in Paragraph 3(b).

“Secured Party” means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

“Specified Condition” means, with respect to a party, any event specified as such for that party in Paragraph 13.

“Substitute Credit Support” has the meaning specified in Paragraph 4(d)(i).

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

“Threshold” means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

“Transfer” means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

(ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

(iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

“Valuation Agent” has the meaning specified in Paragraph 13.

“Valuation Date” means each date specified in or otherwise determined pursuant to Paragraph 13.

“Valuation Percentage” means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

“Valuation time” has the meaning specified in Paragraph 13.

“Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i) Eligible Collateral or Posted Collateral that is:

(A) Cash, the Amount thereof, and

(B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13. Elections and Variables

(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations with respect to Party A and Party B: None.

(b)	Credit Support Obligations.

(i)
“Delivery Amount” and “Return Amount” each has the meaning specified in Paragraph 3; provided that, in the event that Party A elects or is required to post collateral pursuant to a ratings downgrade by S&P and Moody’s, (1) the Delivery Amount shall be calculated by reference to the requirements set forth by the rating agency that would result in Party A transferring the greater amount of Eligible Credit Support and (2) the Return Amount shall be calculated by reference to the requirements set forth by the rating agency that would result in Party B transferring the least amount of Posted Credit Support; provided further that, for purposes of calculating Delivery Amount and Return Amount, in the event that Party A elects or is required to post collateral pursuant to an S&P Second Tier Downgrade Event, the definition of Value shall be amended to insert the words “multiplied by the applicable Valuation Percentage, if any” after the word “thereof” and before the semicolon in clause (i)(A) thereof.

“Credit Support Amount” has the meaning specified below:

(A)
in the event Party A elects or is required to post collateral pursuant to Part 5(f)(iii), (v) or (vi) of the Schedule due to a ratings downgrade or withdrawal by S&P or Fitch as applicable, “Credit Support Amount” shall have the meaning specified in Paragraph 3; and

(B)
in the event Party A elects or is required to post collateral pursuant to Part 5(f)(iv) of the Schedule due to a ratings downgrade or withdrawal by S&P, “Credit Support Amount” shall mean 125% of the Secured Party’s Exposure; and

(C)
in the event Party A elects to post collateral pursuant to Part 5(f)(i) of the Schedule due to a ratings downgrade by Moody’s below the Moody’s First Tier Required Swap Counterparty Rating, “Credit Support Amount” shall have the meaning specified in Table 1A or Table 1B, as applicable, attached hereto; and

(D)
in the event Party A is required to post collateral pursuant to Part 5(f)(ii) of the Schedule due to a ratings downgrade or withdrawal by Moody’s below the Moody’s Second Tier Required Swap Counterparty Rating, “Credit Support Amount” shall have the meaning specified in Table 2A or 2B, as applicable, attached hereto.

(ii)	Eligible Collateral.

(A)
In the event Party A elects or is required to post collateral pursuant to Part 5(f)(iii) of the Schedule due to a ratings downgrade or withdrawal by S&P, (i) the items specified in Table 3 attached hereto will qualify as “Eligible Collateral” for Party A and (ii) the Valuation Percentage with respect any item of Eligible Collateral shall equal 100% divided by the Base Overcollateralization Rate for such item of Eligible Collateral specified in Table 3 attached hereto.

(B)
In the event Party A elects or is required to post collateral pursuant to Part 5(f)(iv) of the Schedule due to a ratings downgrade or withdrawal by S&P, (i) the items specified in Table 3 attached hereto will qualify as “Eligible Collateral” for Party A and (ii) the Valuation Percentage with respect any item of Eligible Collateral shall equal (1) 100% divided by (2) the Base Overcollateralization Rate for such item of Eligible Collateral specified in Table 3 attached hereto * 125%.

(C)
In the event Party A elects to post collateral pursuant to Part 5(f)(i) of the Schedule due to a ratings downgrade by Moody’s below the Moody’s First Tier Required Swap Counterparty Rating, the items specified in Table 4 attached hereto will qualify as “Eligible Collateral” for Party A.

(D)
In the event Party A is required to post collateral pursuant to Part 5(f)(ii) of the Schedule due to a ratings downgrade or withdrawal by Moody’s below the Moody’s Second Tier Required Swap Counterparty Rating, the items specified in Table 5 attached hereto will qualify as “Eligible Collateral” for Party A.

(E)
In the event Party A is required to post collateral pursuant to Part 5(f)(v) or (vi) of the Schedule due to a ratings downgrade or withdrawal by Fitch below the Fitch First Tier Required Swap Counterparty Rating or the Fitch Second Tier Required Swap Counterparty Rating, the items specified in Table 6 attached hereto will qualify as “Eligible Collateral” for Party A.

(iii)	Other Eligible Support: Not applicable.

(iv)	Thresholds.

(A)
“Independent Amount” means, with respect to Party A, (i) not applicable in the event Party A elects or is required to post collateral pursuant to Part 5(f) of the Schedule due to a ratings downgrade or withdrawal by S&P or Moody’s and (ii)  the aggregate of any Transaction Independent Amounts in respect of all Transactions outstanding at that time in the event Party A elects or is required to post collateral pursuant to Part 5(f) of the Schedule due to a ratings downgrade or withdrawal by Fitch.

“Independent Amount” means, with respect to Party B, zero.

“Transaction Independent Amount” shall mean (unless otherwise agreed by Fitch) 1% of the  Notional Amount of each Transaction.

(B) “Threshold” means with respect to Party A, (i) not applicable in the event Party A elects or is required to post collateral pursuant to Part 5(f) of the Schedule due to a ratings downgrade or withdrawal by Moody’s and (ii) zero in the event Party A elects or is required to post collateral pursuant to Part 5(f) of the Schedule due to a ratings downgrade or withdrawal by S&P or Fitch.

“Threshold” means with respect to Party B: Infinite.

“Minimum Transfer Amount” means with respect to Party A: USD 50,000; and with respect to Party B: USD 50,000; provided, however, that if such party is a Defaulting Party at the time,
“Minimum Transfer Amount” shall mean zero with respect to such party.

(C)	Rounding. The Delivery Amount will be rounded up to the nearest multiple of $1000 and the Return Amount will be rounded down to the nearest multiple of $1000.

(v)
“Exposure” has the meaning specified in Paragraph 12, except that after the word “Agreement” in the fourth line thereof the words “(assuming, for this purpose only, that Part 1(f)(ii) of the Schedule is deleted)” shall be inserted.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means Party A.

(ii)
“Valuation Date” means (A) each and every Wednesday commencing on the first such date following the date hereof or if any Wednesday is not a Local Business Day, the next succeeding Local Business Day and (B) any other Local Business Day on which notice is made before 12:00 noon, New York time on the immediately preceding Local Business Day.

(iii)
“Valuation Time” means the close of business in New York on the New York Banking Day before the Valuation Date or date of calculation, as applicable, or any time on the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	“Notification Time” means 1:00 p.m., New York time, on a Local Business Day.

(v)
The Valuation Agent’s calculations pursuant to the terms hereof shall be made in accordance with standard market practice, using commonly accepted third party sources that comply with S&P’s criteria (e.g. Bloomberg, Bridge Information Services, Reuters and Telerate).

(d)
Conditions Precedent and Secured Party’s Rights and Remedies. The following Termination Events will be a “Specified Condition” for the party specified (that party being the Affected Party of the Termination Event occurs with respect to that party): Not Applicable.

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. The Pledgor need not obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)
Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support or of any Transfer of Eligible Credit Support or Posted Credit Support, as the case may be, will be calculated by the Valuation Agent in accordance with standard market practice using third party sources (such as, by way of example only, Bloomberg or Reuters) where available.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)	Eligibility to Hold Posted Collateral; Custodian.

Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(A)	Party B is not a Defaulting Party.

(B)	Posted Collateral may be held only in the following jurisdictions: the United States of America.

(C)	Party B’s Custodian (or its parent) shall have a Long Term Rating by S&P of at least “A” and a Short Term Rating by S&P of at least “A-1” by S&P.

(D)	Posted Collateral may be held only in a segregated trust account.

(E)	If the account provider’s rating falls below “A-1”, the funds will be transferred within 60 calendar days to another account provider that is rated at least “A-1.”

Initially, the Custodian for Party B is the Trustee.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)	Distributions and Interest Amount.

(i)	“Interest Rate”. The “Interest Rate” shall be the rate actually earned by Party B on Posted Collateral in the form of Cash.

(ii)
Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

(iii)	Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)	Additional Representation(s). None.

(j)	Other Eligible Support and Other Posted Support.“Value” and “Transfer” with respect to Other Eligible Support and Other Posted Support each means: Not applicable.

(k)	Demands and Notices.

(i)	All demands, specifications and notices to Party A under this Annex will be made to:

Morgan Stanley Capital Services Inc.
1585 Broadway
FID Controllers
New York, NY 10036
Attn: FID Collateral Manager
Telephone No.: (212) 761-0877
Facsimile No.: (212) 507-4949
Email: nyfidcoll@morganstanley.com

and all demands, specifications and notices to Party B under this Annex will be to:

Deutsche Bank National Trust Company, as trustee of the Trust
1761 East St. Andrew Place
Santa Ana, California 92705-4934
Attention: Trust Administration - SX0703
Facsimile: (714) 656-2626
Phone: (714) 247-6000

; provided that any demand, specification or notice may be made by telephone (“Telephone Notice”) between employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile or email) by the close of business on the same day that such Telephone Notice is given.

(ii)
Demand for Collateral. Without prejudice to any provision of this Agreement, if a Delivery Amount for a Valuation Date equals or exceeds the Pledgor’s Minimum Transfer Amount, then the Pledgor will, without prior demand by the Secured Party, Transfer to the Secured Party Eligible Credit Support in accordance with Paragraph 3(a).

(l)	Addresses for Transfers.

Party A:
Cash:                CITIBANK, New York
ABA No.:         021 000 089
Account No.:  4072 - 4601

Treasury Securities
and Agency Notes:       Bank of New York, New York/Morgan Stanley & Co. Incorporated
ABA No.:                         021000018

Other Forms of Eligible Collateral: As provided by Party A.

Party B:
Cash:                    Deutsche Bank
ABA No.:             021001033
Account No.:       01419663
Account Name:              NYLTD Funds Control - Stars West
Ref:                        Saxon Asset Securities Trust 2007-3

DTC Eligible Securities: As provided by Party B

(m)	Other Provisions.

(i)
Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of Party A or Party B, any right, remedy, power or privilege permitted hereunder shall operate in any way as a waiver thereof by such party, including without limitation any failure to exercise or any delay in exercising to any or to the full extent of such party's rights with respect to transfer timing pursuant to Paragraph 4(b), regardless of the frequency of such failure or delay.

(ii)	In all cases, in order to facilitate calculation of the Delivery Amount and the Return Amount for a particular Valuation Date in accordance with Paragraph 3 of this Annex:

(A)	Eligible Collateral;

(B)	Exposure; and

(C)	Posted Collateral

shall each be expressed in US Dollars. If any of these items are expressed in a currency other than US Dollars, then they shall be converted into US Dollar amounts at the spot exchange rate determined by the Valuation Agent on that Valuation Date.

(iii)
Form of Annex. The parties hereby agree that the text of the body of this Annex is intended to be the printed form of 1994 ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted by the International Swaps and Derivatives Association, Inc.

(n)
Agreement as to Single Secured Party and Pledgor. Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph 2 or the definitions of Paragraph 12, (a) the term “Secured Party” as used in this Annex shall mean only Party B, (b) the term “Pledgor” as used in this Annex shall mean only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(o)	Events of Default. Paragraph 7(ii) and (iii) will not apply to Party B.

(p)
Expenses. For the avoidance of doubt, Party A shall be responsible for posting collateral in accordance with this Credit Support Annex at its own cost and any cost incurred by it in complying with its obligations hereunder.

(q)	Additional Definitions

“Agency Notes” means U.S. Dollar-denominated fixed rate, non-amortising, non-mortgage-backed, senior debt securities of fixed maturity, rated Aaa by Moody's and AAA by S&P issued by any of the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System), the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal Farm Credit Bank.

“Commercial Paper” means U.S. Dollar-denominated, coupon-bearing, commercial paper issued by a corporation, finance company, partnership or limited liability company.

“Treasury Securities” means U.S. Dollar-denominated, coupon-bearing, senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America.

(r)
Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Annex is executed by Deutsche Bank National Trust Company (i) this Annex is executed and delivered by Deutsche Bank National Trust Company not in its individual capacity but solely as Trustee under the PSA in the exercise of the powers and authority conferred and invested in it as trustee thereunder, (ii) Deutsche Bank National Trust Company has been directed pursuant to the PSA to enter this Agreement and perform its obligations hereunder on behalf of the Trust, (iii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of Deutsche Bank National Trust Company but is made and intended for the purpose of binding only the Trust, (iv) except as expressly required by the terms of the PSA, nothing herein contained shall be construed as creating any liability on Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties, and (v) under no circumstances shall Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Annex, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust.

IN WITNESS WHEREOF, the parties have executed this Credit Support Annex by their duly authorized officers as of the date hereof.

MORGAN STANLEY CAPITAL SERVICES INC.

By:   /s/ Charmaine Fearon
Name: Charmaine Fearon
Title: Authorized Signatory
Date: August 3, 2007

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not individually, but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3

By:   /s/ Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signer
Date: August 3, 2007

TABLE 1A

CREDIT SUPPORT AMOUNT
DOWNGRADE BY MOODY’S BELOW MOODY’S FIRST TIER REQUIRED
SWAP COUNTERPARTY RATING

In the event Party A elects to post collateral pursuant to Part 5(f)(i) of the Schedule due to a ratings downgrade by Moody’s below the Moody’s First Tier Required Swap Counterparty Rating:

“Credit Support Amount” means, with respect to a Valuation Date, an amount equal to either:

(A) The greater of (1) zero and (2) the sum of (a) the MTM and (b) the lesser of (x) 25 multiplied by DV01 and (y) 4% multiplied by the Notional Amount * 10; or

(B) The greater of (1) zero and (2) the sum of (a) the MTM and (b) the Notional Amount * 10 multiplied by the amount specified in Table 1B attached hereto.

Party A shall, in its sole discretion, have the option to determine the Credit Support Amount based upon either (A) or (B) above.

“DV01” means an estimate (as determined by the Valuation Agent in good faith and in a commercially reasonable manner) of the change in the Secured Party’s Exposure resulting from a one basis point change in the swap curve.

“MTM” means the Secured Party’s Exposure for that Valuation Date.

TABLE 1B

Weighted Average Life of Hedge in Years
1	0.25%
2	0.50%
3	0.70%
4	1.00%
5	1.20%
6	1.40%
7	1.60%
8	1.80%
9	2.00%
10	2.20%
11	2.30%
12	2.50%
13	2.70%
14	2.80%
15	3.00%
16	3.20%
17	3.30%
18	3.50%
19	3.60%
20	3.70%
21	3.90%
22	4.00%
23	4.00%
24	4.00%
25	4.00%
26	4.00%
27	4.00%
28	4.00%
29	4.00%
30	4.00%

TABLE 2A

CREDIT SUPPORT AMOUNT
DOWNGRADE BY MOODY’S BELOW MOODY’S SECOND TIER REQUIRED
SWAP COUNTERPARTY RATING

In the event Party A is required to post collateral pursuant to Part 5(f)(ii) of the Schedule due to a ratings downgrade by Moody’s below the Moody’s Second Tier Required Swap Counterparty Rating:

“Credit Support Amount” means, with respect to a Valuation Date, an amount equal to either:

(A) The greatest of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date, and (3) the sum of (a) the MTM and (b) the lesser of (x) 60 multiplied by DV01 and (y) 9% multiplied by the Notional Amount * 10; or

(B) The greatest of (1) zero, (2) the amount payable by Party A in respect of the next Floating Rate Payer Payment Date, and (3) the sum of (a) the MTM and (b) the Notional Amount * 10 multiplied by the amount specified in Table 2B attached hereto.

Party A shall, in its sole discretion, have the option to determine the Credit Support Amount based upon either (A) or (B) above.

“DV01” means an estimate (as determined by the Valuation Agent in good faith and in a commercially reasonable manner) of the change in the Secured Party’s Exposure resulting from a one basis point change in the swap curve.

“MTM” means the Secured Party’s Exposure for that Valuation Date.

TABLE 2B

Weighted Average Life of Hedge in Years
1	0.60%
2	1.20%
3	1.70%
4	2.30%
5	2.80%
6	3.30%
7	3.80%
8	4.30%
9	4.80%
10	5.30%
11	5.60%
12	6.00%
13	6.40%
14	6.80%
15	7.20%
16	7.60%
17	7.90%
18	8.30%
19	8.60%
20	9.00%
21	9.00%
22	9.00%
23	9.00%
24	9.00%
25	9.00%
26	9.00%
27	9.00%
28	9.00%
29	9.00%
30	9.00%

TABLE 3

ELIGIBLE COLLATERAL
S&P

Eligible Collateral	Base Overcollateralization Rate

Cash	100%

U.S. treasuries (current coupon, constant maturity), ‘AAA’ U.S. agencies, ‘AAA’ covered bonds (floating), ‘AAA’ sovereign bonds (floating), ‘AAA’, ‘AA’ credit card ABS (floating), ‘AAA’, ‘AA’ auto ABS (floating), and ‘AAA’ U.S. student loan ABS (floating) with a remaining maturity of less than 5 years	102%

U.S. treasuries (current coupon, constant maturity), ‘AAA’ U.S. agencies, ‘AAA’ covered bonds (floating), ‘AAA’ sovereign bonds (floating), ‘AAA’, ‘AA’ credit card ABS (floating), ‘AAA’, ‘AA’ auto ABS (floating), and ‘AAA’ U.S. student loan ABS (floating) with a remaining maturity of greater than or equal to 5 years and less than or equal to 10 years	108%

‘AAA’ covered bonds (fixed), ‘AAA’ sovereign bonds (fixed), ‘A’ credit card ABS (floating), ‘A’ auto ABS (floating), ‘AAA’ CMBS (floating), ‘AAA’ CDO (floating) ‘AA’, ‘A’ U.S. student loan ABS (floating), and ‘AAA’, ‘AA’ corporate bonds (fixed or floating) with a remaining maturity of less than 5 years	105%

‘AAA’ covered bonds (fixed), ‘AAA’ sovereign bonds (fixed), ‘A’ credit card ABS (floating), ‘A’ auto ABS (floating), ‘AAA’ CMBS (floating), ‘AAA’ CDO (floating), ‘AA’, ‘A’ U.S. student loan ABS (floating), and ‘AAA’, ‘AA’ U.S. and European corporate bonds (fixed or floating) with a remaining maturity of greater than or equal to 5 years and less than or equal to 10 years	115%

Eligible Collateral	Base Overcollateralization Rate

‘BBB’ credit card ABS (floating), ‘BBB’ auto ABS (floating), ‘AA’, ‘A’ CDO (floating), ‘BBB’ U.S. student loan ABS (floating), and ‘A’ corporate bonds (fixed or floating) with a remaining maturity of less than 5 years	125%

‘BBB’ credit card ABS (floating), ‘BBB’ auto ABS (floating), ‘AA’, ‘A’ CDO (floating), ‘BBB’ U.S. student loan ABS (floating), and ‘A’ corporate bonds (fixed or floating) with a remaining maturity of greater than or equal to 5 years and less than or equal to 10 years	140%

TABLE 4

ELIGIBLE COLLATERAL
DOWNGRADE BY MOODY’S BELOW MOODY’S FIRST TIER REQUIRED
SWAP COUNTERPARTY RATING

Eligible Collateral	Valuation Percentage
U.S. Dollar Cash	100%
EURO Cash	97%
Sterling Cash	97%
Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with Remaining Maturity
< 1 Year	100%
1 to 2 Years	100%
2 to 3 Years	100%
3 to 5 Years	100%
5 to 7 Years	100%
7 to 10 Years	100%
10 to 20 Years	100%
> 20 Years	100%
Floating-Rate Negotiable Treasury Debt issued by The U.S. Treasury Department
All Maturities	100%
Fixed-Rate U.S. Agency Debentures with Remaining Maturity
< 1 Year	100%
1 to 2 Years	100%
2 to 3 Years	100%
3 to 5 Years	100%
5 to 7 Years	100%
7 to 10 Years	100%
10 to 20 Years	100%
> 20 Years	100%
Floating-Rate U.S. Agency Debentures -
All Maturities	100%
Fixed-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining Maturity
< 1 Year	97%
1 to 2 Years	97%
2 to 3 Years	97%
3 to 5 Years	97%
5 to 7 Years	97%
7 to 10 Years	97%
10 to 20 Years	97%
> 20 Years	97%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
All Maturities	97%
Fixed-Rate United Kingdom Gilts with Remaining Maturity
< 1 Year	97%
1 to 2 Years	97%
2 to 3 Years	97%
3 to 5 Years	97%
5 to 7 Years	97%
7 to 10 Years	97%
10 to 20 Years	97%
> 20 Years	97%
Floating-Rate United Kingdom Gilts
All Maturities	97%

TABLE 5

ELIGIBLE COLLATERAL
DOWNGRADE BY MOODY’S BELOW MOODY’S SECOND TIER REQUIRED
SWAP COUNTERPARTY RATING

Eligible Collateral	Valuation Percentage
U.S. Dollar Cash	100%
EURO Cash	93%
Sterling Cash	94%
Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with Remaining Maturity
< 1 Year	100%
1 to 2 Years	99%
2 to 3 Years	98%
3 to 5 Years	97%
5 to 7 Years	95%
7 to 10 Years	94%
10 to 20 Years	89%
> 20 Years	87%
Floating-Rate Negotiable Treasury Debt issued by The U.S. Treasury Department
All Maturities	99%
Fixed-Rate U.S. Agency Debentures with Remaining Maturity
< 1 Year	99%
1 to 2 Years	98%
2 to 3 Years	97%
3 to 5 Years	96%
5 to 7 Years	94%
7 to 10 Years	93%
10 to 20 Years	88%
> 20 Years	86%
Floating-Rate U.S. Agency Debentures -
All Maturities	98%
Fixed-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining Maturity
< 1 Year	93%
1 to 2 Years	92%
2 to 3 Years	91%
3 to 5 Years	89%
5 to 7 Years	87%
7 to 10 Years	86%
10 to 20 Years	82%
> 20 Years	80%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
All Maturities	92%
Fixed-Rate United Kingdom Gilts with Remaining Maturity
< 1 Year	93%
1 to 2 Years	92%
2 to 3 Years	91%
3 to 5 Years	90%
5 to 7 Years	89%
7 to 10 Years	88%
10 to 20 Years	84%
> 20 Years	82%
Floating-Rate United Kingdom Gilts
All Maturities	93%

TABLE 6

ELIGIBLE COLLATERAL

FITCH

	Eligible Collateral	Party A	Valuation Percentage
1.	Cash	X	100.0%
2.	Treasury Securities with a remaining maturity of 52 weeks or less	X	98.5%
3.	Treasury Securities with a remaining maturity of more than 52 weeks but no more than 5 years	X	93.6%
4.	Treasury Securities with a remaining maturity of more than 5 years but no more than 10 years	X	89.9%
5.	Treasury Securities with a remaining maturity of more than 10 years but no more than 30 years	X	83.9%
6.	Agency Notes with a remaining maturity of no more than 15 years	X	81.3%
7.	Agency Notes with a remaining maturity of more than 15 years but no more than 30 years	X	74.8%
8.	Commercial Paper rated “A-1+” by S&P and “P-1” by Moody’s, with a remaining maturity of 180 days or less	X	98.0%
9.	Commercial Paper rated “A-1” by S&P and P-1 by Moody’s, with a remaining maturity of 180 days or less	X	97.0%
10.	Commercial Paper rated “A-1” by S&P and “P-1” by Moody’s, with a remaining maturity of more than 180 days or but no more than 360 days	X	94.0%

Notwithstanding the above, Commercial Paper will qualify as Eligible Collateral for Party A only if the aggregate amount of Commercial Paper Transferred as Eligible Collateral under this Annex constitutes the obligations of 10 or more issuers.

EXECUTION COPY

DATE:	August 3, 2007

TO:
Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3

ATTENTION:	Trust Administration - SX0703
TELEPHONE:	(714) 247-6000
FACSIMILE:	(714) 656-2626

FROM:	New York Derivative Client Services Group
TELEPHONE:	(212) 761-2996
FACSIMILE:	(646) 202-9190

SUBJECT:	Fixed Income Derivatives Confirmation

REFERENCE NUMBER:	AACYY

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the “Transaction”) between Morgan Stanley Capital Services Inc. (“Party A”) and Deutsche Bank National Trust Company, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust (the “Trustee”) under the Pooling and Servicing Agreement, dated and effective as of July 1, 2007, among Saxon Asset Securities Company, as Depositor, Deutsche Bank National Trust Company, as Trustee, and Saxon Mortgage Services, Inc., as Servicer (the “PSA”) for the Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3 (“Party B”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of August 3, 2007, as amended and supplemented from time to time (the “Agreement”), between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	With respect to any Calculation Period, the notional amount set forth for such Calculation Period in Schedule I attached hereto.

Trade Date:	August 1, 2007

Effective Date:	August 3, 2007

Termination Date:
April 25, 2012, which for the purpose of the final Fixed Rate Payer II Calculation Period is subject to No Adjustment, and for the purpose of the final Floating Rate Payer Calculation Period is subject to adjustment in accordance with the Business Day Convention.

1

Fixed Amounts I:

Fixed Rate I Payer:	Party A

Fixed Rate I Payer Payment Dates:	August 3, 2007

Fixed Amount I:	USD 5,142,782

Fixed Amounts II:

Fixed Rate II Payer:	Party B

Fixed Rate II Payer Payment Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2007, subject to adjustment in accordance with the Business Day Convention.

Fixed Rate II Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2007, subject to No Adjustment.

Fixed Rate II:	5.35%

Fixed Amount II:	To be determined in accordance with the following formula:

Fixed Rate II * Notional Amount * Fixed Rate Day Count Fraction.

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Payment
Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2007, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Period End
Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2007, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Floating Amount:	To be determined in accordance with the following formula:

Floating Rate * Notional Amount * Floating Rate Day Count Fraction.

2

Designated Maturity:	One month

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York and Los Angeles

Business Day Convention:	Following

2.	Account Details and Settlement Information:

Payments to Party A:

Citibank, New York
ABA No.: 021 000 089
Account No.: 4072-4601
Account Name: Morgan Stanley Capital Services Inc.

Payments to Party B:

Deutsche Bank
ABA No.: 021001033
Account No: 01419663
Acct Name: NYLTD Funds Control - Stars West
Ref: Saxon Asset Securities Trust 2007-3 (swap)

3.
Trustee Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by Deutsche Bank National Trust Company (i) this Confirmation is executed and delivered by Deutsche Bank National Trust Company not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust under the PSA in the exercise of the powers and authority conferred and invested in it as trustee thereunder, (ii) Deutsche Bank National Trust Company has been directed pursuant to the PSA to enter this Agreement and perform its obligations hereunder on behalf of the Trust, (iii) each of the representations, undertakings and agreements herein made on behalf of Party B is made and intended not as personal representations of Deutsche Bank National Trust Company but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iv) except as expressly required by the terms of the PSA, nothing herein contained shall be construed as creating any liability on Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties, and (v) under no circumstances shall Deutsche Bank National Trust Company in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust.

3

We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

MORGAN STANLEY CAPITAL SERVICES INC.

By:   /s/ David N. Moore
Name: David N. Moore
Title: Vice President

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK NATIONAL TRUST COMPANY, not individually, but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Saxon Asset Securities Trust 2007-3, Mortgage Loan Asset Backed Certificates, Series 2007-3

By:	/s/ Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signer

4

SCHEDULE I

Line	Calculation Period		Notional Amount ($)
1	Effective Date	8/25/2007	1,311,208,000.00
2	8/25/2007	9/25/2007	1,266,411,824.42
3	9/25/2007	10/25/2007	1,222,814,514.63
4	10/25/2007	11/25/2007	1,180,342,222.35
5	11/25/2007	12/25/2008	1,138,927,072.58
6	12/25/2007	1/25/2008	1,098,507,926.11
7	1/25/2008	2/25/2008	1,059,030,222.70
8	2/25/2008	3/25/2008	1,020,445,805.23
9	3/25/2008	4/25/2008	982,712,766.92
10	4/25/2008	5/25/2008	945,796,133.24
11	5/25/2008	6/25/2008	909,678,344.61
12	6/25/2008	7/25/2008	874,334,658.56
13	7/25/2008	8/25/2008	839,750,021.08
14	8/25/2008	9/25/2008	805,925,635.82
15	9/25/2008	10/25/2008	772,892,431.03
16	10/25/2008	11/25/2008	741,082,035.54
17	11/25/2008	12/25/2008	710,577,584.99
18	12/25/2008	1/25/2009	681,198,904.27
19	1/25/2009	2/25/2009	653,042,013.16
20	2/25/2009	3/25/2009	626,199,238.85
21	3/25/2009	4/25/2009	600,290,450.82
22	4/25/2009	5/25/2009	575,639,217.52
23	5/25/2009	6/25/2009	550,128,026.30
24	6/25/2009	7/25/2009	441,228,657.44
25	7/25/2009	8/25/2009	420,685,477.12
26	8/25/2009	9/25/2009	403,773,457.56
27	9/25/2009	10/25/2009	387,452,794.32
28	10/25/2009	11/25/2009	371,892,301.80
29	11/25/2009	12/25/2009	355,833,190.94
30	12/25/2009	1/25/2010	292,728,325.15
31	1/25/2010	2/25/2010	279,190,193.16
32	2/25/2010	3/25/2010	268,223,511.09
33	3/25/2010	4/25/2010	256,521,201.85
34	4/25/2010	5/25/2010	246,331,394.60
35	5/25/2010	6/25/2010	233,641,525.11
36	6/25/2010	7/25/2010	175,787,955.31
37	7/25/2010	8/25/2010	162,995,859.39
38	8/25/2010	9/25/2010	156,927,315.32
39	9/25/2010	10/25/2010	150,480,028.01
40	10/25/2010	11/25/2010	144,815,775.85
41	11/25/2010	12/25/2010	138,004,930.44
42	12/25/2010	1/25/2011	115,239,849.63
43	1/25/2011	2/25/2011	108,109,157.82
44	2/25/2011	3/25/2011	104,251,493.73
45	3/25/2011	4/25/2011	100,333,855.15
46	4/25/2011	5/25/2011	96,732,385.00
47	5/25/2011	6/25/2011	92,823,463.02
48	6/25/2011	7/25/2011	83,927,101.10
49	7/25/2011	8/25/2011	80,042,214.99
50	8/25/2011	9/25/2011	77,246,182.89
51	9/25/2011	10/25/2011	74,547,021.59
52	10/25/2011	11/25/2011	71,941,403.39
53	11/25/2011	12/25/2011	69,426,113.80
54	12/25/2011	1/25/2012	66,998,047.78
55	1/25/2012	2/25/2012	64,654,207.06
56	2/25/2012	3/25/2012	62,391,693.37
57	3/25/2012	Termination Date	60,207,708.32

I-1